Exhibit 10.28 CONFIDENTIAL TREATMENT: U.S. CONCRETE, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE AFFORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. U.S. CONCRETE, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. 2016 ANNUAL INCENTIVE PLAN Purpose The purpose of the 2016 Annual Incentive Plan (the “Plan”) is to attract, retain, motivate, and reward salaried employees for successful Company, Business Unit and individual performance with awards that are commensurate with the level of performance attained. Eligibility Each salaried employee employed by U. S. Concrete and its 100% owned subsidiary companies will be considered an eligible participant in the Plan. In order to receive any award under this Plan, the employee must be an active employee or on an approved leave of absence at the time of the payment of any bonus award. Employees who leave the Company, either voluntarily or involuntarily, prior to the payment of the bonus award will be ineligible for an award. Salaried employees hired prior to November 1, 2016 will receive a pro-rata share for any award they are eligible to receive under the provisions of the Plan. Employees hired on or after November 1 are ineligible for a 2016 bonus award. In order to receive an award, an Individual Performance Review must be completed by the salaried employee’s supervisor and submitted to Human Resources on or before February 1, 2017. Threshold Performance Level In order for a bonus to be awarded, the overall Company EBITDA performance must be equal to or greater than 80% of budget. The EBITDA performance to budget can be adjusted at the discretion of the Compensation Committee to reflect non-recurring items, and/or the impact of acquisitions and divestitures.

2016 ANNUAL INCENTIVE PLAN Page 2 In the event that the overall Company EBITDA performance to budget does not exceed 80%, the Compensation Committee may approve the creation of a reduced bonus pool for award to specific individuals and/or Business Units with superior performance. As the Company and Business Unit EBITDA increases, so does the bonus pool dollars and the percent of target bonus payout (Exhibit I). Award Calculation The percent of a target bonus available is determined first by the size of the bonus pool created by the Company’s EBITDA performance to budget, and then by: i. the Company’s EBITDA performance, ii. the Operating Region’s EBITDA performance (if applicable) e.g., South Central Region or the Atlantic Region, iii. the EBITDA performance of a Business Unit within the Region e.g., Redi Mix Concrete and Eastern Concrete Materials, and iv. the individual’s performance relative to specific goals and objectives. The weighting for each of these four performance criteria is as follows: Employees Grade 16 and Above: Criteria Weighting Range U.S. Concrete EBITDA 25%* Operating Region EDITBA 20% Business Unit (if part of an Operating Region) EBITDA 30% Individual Individual Goal Performance 25% Total 100% The criteria weighting established by the Chief Executive Officer for the Vice President/General Manager of each Business Unit must be applied to all plan participants Grade 16 and higher within that Business Unit. Employees Grade 15 and Below: Criteria Weighting Range U.S. Concrete EBITDA 25%* Operating Region EBITDA 15%

2016 ANNUAL INCENTIVE PLAN Page 3 Business Unit (if part of an Operating Region) EBITDA 35% Individual Individual Goal Performance 25% Total 100% The Vice President/General Manager of each Business Unit has the discretion to determine the appropriate criteria weighting, within the above listed ranges, for individual participants in Grade 15 and below. *The bonus award for eligible employees in the Corporate Office will be based 75% on the total U.S. Concrete EBITDA performance. Individual Performance Each employee’s individual performance target bonus is based on their salary grade level and is expressed as a percentage of their annual base pay (see Exhibit II). Employees who are promoted into a higher grade level position prior to June 1, 2015 will have their bonus calculated on the higher target bonus percentage (and base salary if appropriate). The target bonus percentage for employees promoted on or after June 1 will be prorated to reflect the mid-year grade level and salary increase. An employee’s personal performance relative to their annual goals and objectives will be evaluated and based upon the Individual Performance Scale (see Exhibit I.) This scale allows employees with superior goal performance to receive a larger percentage of their target bonus. Bonus Awards All bonus awards are contingent on the approval of the Compensation Committee and Board of Directors and will be paid as soon as administratively feasible after the previous year’s financial results are finalized. An employee may not receive more than 150% of their target bonus other than the CEO whose bonus is capped at 200% of his annual base pay. Plan Administration The Plan shall be administered by the Chief Executive Officer, the Chief Financial Officer, and the Vice President of Human Resources, referred to collectively hereafter as the “Plan Administrators.” The Plan Administrators shall have sole authority to construe and interpret the Plan, to establish, amend, and rescind rules and regulations relating to the Plan, to exercise discretion in interpolating performance levels and award payouts outside of or within designated ranges, and to take all such steps and make all such determinations in connection with the Plan and Bonus Payments granted hereunder as it may deem necessary or advisable, which determination shall be final and binding upon all Participants. Plan Communication A copy of the Plan (including Exhibits) and the performance review form should be distributed to each eligible employee.

2016 ANNUAL INCENTIVE PLAN Page 4 Retirement, Termination, Death and Disability The Plan Administrators may, but are not required to, grant a pro-rated bonus award as it deems advisable to an eligible employee (or beneficiary in the event of death) who terminates employment during 2016 due to retirement, involuntary termination not for cause, or disability. Payment of this pro-rated bonus will be made at the same time payment is made to other participants in accordance with the terms and conditions of this Plan, and may require the participants to sign a waiver and release with the Company. No Right to Continued Employment The Plan shall not create any contractual or other right to receive a bonus award or other benefits in the future. All determinations with respect to any such payments shall be made at the sole discretion of the Plan Administrators. An employee’s participation in the Plan shall not create a right to further employment nor interfere with the ability of the Company to terminate their employment with or without cause. Termination The Plan is in effect for the 2016 calendar year. The Plan Administrators may at any time suspend the operation of or terminate the Plan. /s/ William J. Sandbrook William J. Sandbrook President and CEO U.S. Concrete, Inc.

2016 ANNUAL INCENTIVE PLAN

Exhibit I

	2016 Bonus Scale - U.S. Concrete EBITDA Performance					Business Unit and Individual Performance Scale	
	USCR Consolidated EBITDA (pre-bonus)	EBITDA Achieve as % of Budget	Bonus % of EBITDA (pre-bonus)	Bonus Payout	% of Target Bonus	Performance as % of Budget	% of Target Bonus
Maximum Payout	$***	120%	8.5%	$***	150%	120%	150%
	$***	118%	8.3%	$***	145%	118%	145%
	$***	116%	8.2%	$***	140%	116%	140%
	$***	114%	8.0%	$***	135%	114%	135%
	$***	112%	7.9%	$***	130%	112%	130%
	$***	110%	7.7%	$***	125%	110%	125%
	$***	108%	7.5%	$***	120%	108%	120%
	$***	106%	7.4%	$***	115%	106%	115%
	$***	104%	7.2%	$***	110%	104%	110%
	$***	102%	7.0%	$***	105%	102%	105%
2016 Budget	$***	100%	6.8%	$***	100%	100%	100%
	$***	98%	6.4%	$***	93%	98%	93%
	$***	96%	6.1%	$***	86%	96%	86%
	$***	94%	5.7%	$***	79%	94%	79%
	$***	92%	5.3%	$***	72%	92%	72%
	$***	90%	4.9%	$***	65%	90%	65%
	$***	88%	4.5%	$***	58%	88%	58%
	$***	86%	4.0%	$***	51%	86%	51%
	$***	84%	3.6%	$***	44%	84%	44%
	$***	82%	3.1%	$***	37%	82%	37%
80% of Budget	$***	80%	2.7%	$***	30%	80%	30%

2016 budget includes a $*** contingency and is before bonus expense of $***, stock comp of $***, and M&A professional and integration fees of $***. Adjusted EBITDA budget and bonus pool includes all acquisitions through 12/31/15.

***	Proposed 2016 budget
***	contingency
***	add back stock comp
***	add back M&A professional fees
***	add back bonuses
***	Adjusted budget for bonus purposes

Page 5

2016 ANNUAL INCENTIVE PLAN Page 6 Exhibit II 2016 Individual Target Bonus Percentage Chart Grade Level Target 21 100% 20 50-60% 19 45-50% 18 35-45% 17 30% 16 25% 15 20% 14 15% 13 12.50% 12 10% 11 5% 10 5% 9 3%